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PROSPECTUS                                                       MARCH 1, 1997
                                                    AS REVISED AUGUST 15, 1997

                       DREYFUS BOND MARKET INDEX FUND
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        DREYFUS BOND MARKET INDEX FUND (THE "FUND") IS A SEPARATE, DIVERSIFIED
PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. IT IS ANTICIPATED THAT BEGINNING ON OR ABOUT NOVEMBER 14, 1997, THE FUND WILL SEEK
TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.


        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND BASIC SHARES. INVESTOR AND BASIC SHARES OF THE FUND WERE FORMERLY CALLED INSTITUTIONAL AND RETAIL SHARES, RESPECTIVELY.) INVESTOR SHARES AND BASIC SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO, THE EXPENSES BORNE BY, AND THE MINIMUM INITIAL PURCHASE AND ACCOUNT BALANCE MAINTENANCE REQUIREMENTS OF, EACH CLASS. INVESTOR AND BASIC SHARES ARE OFFERED TO ANY INVESTOR.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1997, AS REVISED AUGUST 15, 1997, WHICH MAY BE FURTHER REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144 OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS
EXPENSE SUMMARY.................................                            4
FINANCIAL HIGHLIGHTS............................                            5
DESCRIPTION OF THE FUND.........................                            7

MANAGEMENT OF THE FUND..........................                           13


HOW TO BUY FUND SHARES..........................                           14


SHAREHOLDER SERVICES............................                           17


HOW TO REDEEM FUND SHARES.......................                           21


DISTRIBUTION PLAN (INVESTOR SHARES ONLY)........                           24


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                           24


PERFORMANCE INFORMATION.........................                           26


GENERAL INFORMATION.............................                           27

                                      Page 2

                       [This Page Intentionally Left Blank]
                                      Page 3

EXPENSE SUMMARY
                                                                    INVESTOR SHARES           BASIC SHARES
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases................                  none                    none
Maximum Sales Load Imposed on Reinvestments............                  none                    none
Deferred Sales Load....................................                  none                    none
Redemption Fee.........................................                  none                    none
Exchange Fee...........................................                  none                    none
Estimated Annual Fund Operating Expenses:
(as a percentage of net assets)
Management Fee ........................................                  0.15%                   0.15%
12b-1 Fee(1)...........................................                  0.25%                   none
Other Expenses(2)......................................                  0.00%                   0.00%
                                                                        -------                 ------
Total Fund Operating Expenses .........................                  0.40%                   0.15%


EXAMPLE:
              An investor would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:
                                                                     INVESTOR SHARES          BASIC SHARES
                            1 YEAR                                         $ 4                    $ 2
                            3 YEARS                                        $13                    $ 5
                            5 YEARS                                        $22                    $ 8
                            10 YEARS                                       $51                    $19


(1)See "Distribution Plan (Investor Shares Only)" for a description of the Fund's Distribution Plan for the Investor shares.

(2)Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be less than .01% of the Fund's net assets. (See "Management of the Fund.")
------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. The information in the foregoing table has been restated to reflect the reduction of the Fund's management fee from .40% to .15% of the Fund's average daily net assets, effective as of August 15, 1997. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities brokers or dealers ("Selected Dealers") and other financial institutions (collectively, "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."


        The Company understands that Agents may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.

                                      Page 4

                              FINANCIAL HIGHLIGHTS

        The tables below are based upon a single Investor share or BASIC share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements, related notes and report of independent auditors that appear in the Fund's Annual Report dated October 31, 1996 and that are incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1996 have been audited by KPMG Peat Marwick LLP, independent auditors. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

DREYFUS BOND MARKET INDEX FUND

FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                 YEAR        YEAR      PERIOD
                                                                                   ENDED       ENDED     ENDED
                                                                                 10/31/96    10/31/95  10/31/94#
                                                                                 --------    --------  ---------
Net asset value, beginning of period                                               $9.93      $9.15     $9.44
                                                                                 ------       ------    ------
Income from investment operations:
         Net investment income                                                    0.57         0.55      0.24
         Net realized and unrealized loss on investments                         (0.15)        0.78     (0.28)
                                                                                 ------       ------    ------
         Total from investment operations                                         0.42         1.33     (0.04)
Less distributions:
         Distributions from net investment income                                (0.57)       (0.55)    (0.25)
                                                                                 ------       ------    ------
Net asset value, end of period                                                   $9.78        $9.93     $9.15
                                                                                 ======       ======    ======
TOTAL RETURN                                                                      4.36%       15.01%    (0.46)%
Ratios to average net assets/supplemental data:
         Net assets, end of period (in 000's)                                      $80         $207       $38
         Ratio of operating expenses to average net assets                        0.65%        0.65%     0.65%
         Ratio of net investment income to average net assets                     5.80%        5.77%     4.81%
         Portfolio turnover rate                                                 42.65%       40.16%      188%

*  The Fund commenced selling Investor shares on April 28, 1994. Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares. Effective August 15, 1997, Institutional shares were redesignated as Investor shares.

+  Annualized.
++ Total return represents aggregate total return for the periods indicated.
#  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
                                      Page 5

DREYFUS BOND MARKET INDEX FUND

FOR A BASIC SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                  YEAR         YEAR      PERIOD
                                                                                  ENDED        ENDED     ENDED
                                                                                10/31/96     10/31/95   10/31/94#
                                                                                --------     --------  ---------
Net asset value, beginning of period                                            $ 9.94        $ 9.15     $10.00
                                                                                 ------       ------     ------
Income from investment operations:
         Net investment income                                                    0.59          0.58       0.49**
         Net realized and unrealized gain (loss) on investments                  (0.14)         0.79      (0.85)
                                                                                 ------       ------     ------
         Total from investment operations                                         0.45          1.37      (0.36)
Less distributions:
         Distributions from net investment income                                (0.59)        (0.58)     (0.49)
                                                                                 ------       ------     ------
Net asset value, end of period                                                   $9.80         $9.94      $9.15
                                                                                 ======       ======     ======
TOTAL RETURN                                                                      4.69%        15.41%     (3.68)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                                  $32,986        $6,824     $4,464
         Ratio of operating expenses to average net assets                        0.40%         0.40%      0.40%***
         Ratio of net investment income to average net assets                     6.02%         6.10%      5.05%
         Portfolio turnover rate                                                 42.65%        40.16%       188%

*      The Fund commenced operations on November 30, 1993. Effective April 28, 1994, the Fund began selling Investor shares and the shares existing prior to April 28, 1994 were designated Trust Shares.
       On October 17, 1994, Trust Shares were redesignated as Class R shares.
       Effective July 15, 1996, Class R shares were redesignated as Retail shares.
       Effective August 15, 1997, Retail shares were redesignated as BASIC shares.

**     Net investment income before reimbursement of expenses by investment manager for the period ended October 31, 1994 was
       $.39 per share.
***    Annualized expense ratio before reimbursement of expenses by investment manager for the period ended October 31, 1994 was
       1.41%.
+      Annualized.
++     Total return represents aggregate total return for the periods indicated.
#      Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

                                      Page 6

                             DESCRIPTION OF THE FUND

RECENT DEVELOPMENTS
        At a meeting of the Board of Directors held on July 31, 1997, the Board approved changing the Fund's non-fundamental investment objective from seeking to replicate the Lehman Brothers Government/Corporate Bond Index (the "Government/Corporate Index") to seeking to replicate the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Board also approved changes to the Fund's investment policies to permit the Fund to invest in mortgage-backed and asset-backed securities in seeking to replicate the Aggregate Bond Index. It is currently anticipated that the changes to the Fund's investment objective and policies will become effective on or about November 14, 1997.

GENERAL

        By this Prospectus, the Fund is offering Investor shares and BASIC shares. (Investor and BASIC shares of the Fund were formerly called Institutional and Retail, respectively.) Investor shares and BASIC shares are identical, except as to the services offered to, the expenses borne by, and the minimum initial purchase and account balance maintenance requirements of, each Class. Investor and BASIC shares are offered to any investor. You should consult your Agent to determine which Class of shares is offered by the Agent. Unless the Fund is otherwise instructed, new purchases and exchanges by existing shareholders will be in the same Class of shares that the shareholder then holds. All Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than BASIC shares.

INVESTMENT OBJECTIVE

        The Fund seeks to replicate the total return of the Government/Corporate Bond Index. It is anticipated that, beginning on or about November 14, 1997, the Fund will seek to replicate the total return of the Aggregate Bond Index. There can be no assurance that the Fund will meet its investment objective.

MANAGEMENT POLICIES
        The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investing judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of the applicable index through the use of statistical procedures.

        The Government/Corporate Index is intended to measure the performance of the domestic fixed-rate investment grade debt market. The Government/Corporate Index is composed of (i) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues such as GNMA Certificates) and (ii) all publicly issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations. All non-U.S. Government issues in the Government/Corporate Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's"). As of December 31, 1996, over 4500 issues were included in the Government/Corporate Index, representing $3.26 trillion in market value. U.S. Treasury and agency issues represented 74% of the total market value, with corporate issues representing the balance of 26%. The average maturity of the Government/Corporate Index was 9.51 years. The Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Aggregate Bond Index covers those securities in the Government/Corporate Bond Index, plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index") and the Lehman Asset-Backed Securities Index ("ABS Index"). The MBS Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage
                                      Page 7

Association ("GNMA"), Freddie Mac and Fannie Mae. The ABS Index covers three subsectors - credit and charge cards, auto, and home equity loans - and includes pass-through, bullet, and controlled amortization structures. As of December 31, 1996, over 5,700 issues were included in the Aggregate Bond Index, representing $4.7 trillion in market value, distributed as follows: 52% governments; 18% corporates; and 30% mortgage-backed securities.

        The inclusion of a security in either the Government/Corporate Bond Index or the Aggregate Bond Index does not imply that Lehman Brothers believes the security to be an attractive investment, nor is Lehman Brothers affiliated with the Fund.

        Because of the large number of issues included in the Government/Corporate Index and the Aggregate Bond Index, the Fund cannot invest in all such issues. Instead, the Fund holds a representative sample of the securities in the index, selecting one or two issues to represent an entire "class" or type of securities in the index. At a minimum, the Fund seeks to hold securities which reflect the weighting of the major asset classes in the applicable index - U.S. Treasury and agency issues and corporate issues in the case of the Government/Corporate Index and, in the case of the Aggregate Bond Index, both mortgage-backed and asset-backed securities as well as securities of the foregoing types that are not backed by mortgages or other assets. As the Fund's assets increase, these classes will be further delineated along the lines of sector, term-to-maturity, coupon and credit rating. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the securities comprising each applicable index. As the Fund grows, the correlation between the performance of the Fund and the applicable index is expected to be .95 or higher. A correlation of 1.00 would indicate perfect correlation.

        Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

        The Fund invests 80% or more of its total assets in securities included in the Government/Corporate Index, and anticipates that, beginning on or about November 14, 1997, it will invest 80% of more of its assets in securities included in the Aggregate Bond Index. The Fund may purchase such securities on a when-issued or delayed-delivery basis. For the purpose of maintaining liquidity, the Fund may invest up to 20% of its assets in: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S. and foreign banks, including certificates or deposit, bankers' acceptances, time deposits and Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"); (4) commercial paper of U.S. and foreign companies, rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch Investors Services LLP ("Fitch"), Duff 1 by Phoenix Duff & Phelps Corp. ("Duff & Phelps") or A1 by IBCA, Inc. ("IBCA"); (5) floating rate securities; (6) variable amount master demand notes; (7) repurchase agreements; (8) reverse repurchase agreements; and (9) Eurodollar bonds and notes.

INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                                      Page 8

        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities, in an amount not to exceed 331/3% of its total assets, to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
CERTAIN PORTFOLIO SECURITIES
        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch,
Duff 1 by Duff & Phelps or A1 by IBCA.
        FIXED INCOME SECURITIES. The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield may tend to be lower than prevailing interest rates. Also in periods of falling interest rates, the inflow of net new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

        FOREIGN SECURITIES. The Fund may purchase securities of foreign governments and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, and reduced availability of public information concerning issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those
                                      Page 9

of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.



        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other instrumentalities.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities_Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. See "Foreign Securities."
        EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. See "Foreign Securities."
        FLOATING RATE SECURITIES. The Fund may invest in floating rate securities. A floating rate security provides for the automatic adjustment of its interest whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized
                                      Page 10

interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
        VARIABLE AMOUNT MASTER DEMAND NOTES. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes issued only by entities that Dreyfus finds creditworthy.
        MORTGAGE-RELATED SECURITIES. Beginning on or about November 14, 1997, the Fund may invest in mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent interests in, or are secured by and payable from, loans secured by real property, including pass-through securities such as certificates issued or guaranteed by the GNMA, Fannie Mae or Freddie Mac, private pass-through securities, commercial mortgage-related securities, and certain collateralized mortgage obligations. There are currently three basic types of mortgage-related securities: (1) those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as GNMA, Fannie Mae and Freddie Mac; (2) those issued by private issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) those issued by private issuers that represent interests in, or are collateralized by, whole loan mortgages or mortgage-related securities without a government guarantee, but usually with some other form of credit support. Investors should note that mortgage-related securities in which the Fund may invest are developed and marketed from time-to-time and that, consistent with its investment limitations, the Fund may invest in those mortgage-related securities that Dreyfus believes may assist the Fund in achieving its investment objective.
        The yield characteristics of mortgage-related securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments on mortgage-related securities are made more frequently, generally once a month, and that principal prepayments on mortgage-related securities may occur at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases mortgage-related securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The timing and magnitude of prepayments cannot be predicted. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling mortgage interest rates and will decrease during a period of rising mortgage interest rates. Amounts available for reinvestment by the Fund are likely to be greater during a period of falling interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on mortgage-related securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. The value of mortgage-related securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.
                                      Page 11

        Timely payment of principal and interest on pass-through securities issued or guaranteed by GNMA (but not Fannie Mae or Freddie Mac) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or the shares of the Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit. Timely payment of principal and interest on pass-through securities of Fannie Mae or Freddie Mac is guaranteed by the respective entity.
        Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage-related securities issued by GNMA, Fannie Mae or FHLMC, or by whole loans or private issuer pass-through securities. CMOs may be issued by GNMA, Fannie Mae, Freddie Mac or private issuers. CMOs are structured to direct payments on underlying collateral to different series or classes of the obligations. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. CMO structuring is accomplished by in effect stripping out portions of the cash flows (comprised of principal and interest payments) on the underlying mortgage assets and prioritizing the payments of those cash flows. In the most extreme case, one class will be entitled to receive all of the interest, but none of the principal, from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all of the principal, but none of the interest (the principal-only or "PO" class). CMOs may be structured in other ways that, based on mathematical modeling or similar techniques, are expected to provide certain results. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of a structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
        In determining the Fund's average maturity, the maturity of a mortgage-related security is deemed to be its effective life (i.e., the average time in which the principal amount of the security is repaid), as estimated by Dreyfus based on scheduled principal amortization and an anticipated rate of principal prepayments, which rate, in turn, is based on past prepayment patterns, prevailing interest rates and other factors. The effective life of a mortgage-related security generally is substantially shorter than its stated maturity, and can be further shortened by greater than expected prepayments.

        ASSET-BACKED SECURITIES. Beginning on or about November 14, 1997 the Fund may invest in asset-backed securities. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As with mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for replicating the total return of the Index and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are
                                      Page 12

taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331\3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331\3% of the Fund's total assets, (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued of guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches or foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                             MANAGEMENT OF THE FUND

        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of July 31, 1997, Dreyfus managed or administered approximately $92 billion in assets for more than 1.7 million investor accounts nationwide.

        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

        Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $259 billion in assets as of June 30, 1997, including $88 billion in mutual fund assets. As of June 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets, including approximately $58 billion in mutual fund assets.


        Effective August 15, 1997, the Investment Management Agreement between the Company, on behalf of the Fund, and Dreyfus, was amended to reflect a reduction in the annual management fee payable by the Fund to Dreyfus from .40% to .15% of the value of the Fund's average daily net assets. Dreyfus pays
                                      Page 13

all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee may be higher than the investment advisory fees paid by other investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its management fee by an amount equal to the Fund's allocable share of such fees and expenses.
From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1996, the Fund paid Dreyfus 0.40% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees) pursuant to the Investment Management Agreement as was then in effect.


        For the fiscal year ended October 31, 1996, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.40% of the average daily net assets of each class for both the Investor and BASIC shares.


        In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares
Only)."

        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
                            HOW TO BUY FUND SHARES

GENERAL. Investor shares and BASIC shares are offered to any investor. You may be charged a fee if you effect transactions in Fund shares through an Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment for BASIC shares is $10,000 and for Investor shares is $2,500, or $1,000 if you are a client of an Agent which maintains an omnibus account in the Investor Class of the
                                      Page 14

Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments for BASIC shares must be at least $1,000 (or at least $100 in the case of persons who have held BASIC shares since August 14, 1997) and for Investor shares must be at least $100, or $50 through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark. However, the minimum initial investment for BASIC shares with respect to Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant (collectively, "Individual Retirement Plans") is $5,000 (or at least $750 for Individual Retirement Plans holding BASIC shares since August 14, 1997) and the minimum initial investment for Investor shares with respect to Individual Retirement Plans is $750. Subsequent investments for BASIC shares with respect to Individual Retirement Plans must be at least $1,000 (with no minimum on subsequent purchases by Individual Retirement Plans holding BASIC shares since August 14, 1997). There is no minimum on subsequent purchases of Investor shares with respect to Individual Retirement Plans. Individuals who open an IRA in Investor shares also may open a non-working spousal IRA in such class with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment for Investor shares is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment for Investor shares is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

        Investor shares are offered without regard to the minimum initial investment requirements, through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder Services"). These services enable you to make regularly scheduled investments and may provide yo u with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporate partnerships, non-profit entities or state and local governments. The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." For accounts other than Dreyfus retirement plan accounts, payments which are mailed should be sent to Dreyfus Bond Market Index Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your account application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL
                                      Page 15

BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # 044210/Dreyfus Bond Market Index Fund and applicable Class for purchase of Fund shares in your name. The wire must indicate which Class of shares is being purchased and it must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after you have completed the wire payment in order to obtain your Fund account number. You should include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4460" for Investor shares and "4450" for BASIC shares.

        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and BASIC shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:

        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used.
                                      Page 16

Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m., Eastern time). Orders received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except purchase orders made through the Dreyfus TELETRANSFER Privilege, which are effective one business day after your call). Orders received after such close of business are effective on, and will receive the share price determined on, the next business day, except where shares are purchased through a dealer as provided below.
        Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the NAV determined as the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of the business day.

        The public offering price of Investor shares and BASIC shares, both of which are sold on a continuous basis, is the NAV of that Class.

DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                             SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of certain other eligible funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO FUND SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made.
                                      Page 17

Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. If you are exchanging Fund shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO FUND SHARES
HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode
                                      Page 18

Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $50 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Fund in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be
                                      Page 19

appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a quarterly or monthly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan sup-
                                      Page 20

port services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                          HOW TO REDEEM FUND SHARES
GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account in the BASIC Class is $5,000 or less ($500 or less in the case of holders of BASIC shares since August 14, 1997) or in the Investor class is $500 or less, and remains so during the notice period. The Fund reserves the right to charge these minimum account balance amounts in the future.

PROCEDURES. You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You may also redeem shares through the Check Redemption Privilege, the Wire Redemption Privilege, or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder
                                      Page 21

Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        The Telephone Redemption Privilege or Telephone Exchange Privilege, which are granted automatically unless you refuse them, authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to the Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion
Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period.
You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer
Agent or the Fund. The Fund's SAI sets forth instructions for transmitting
                                      Page 22

redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Telephone Redemption Privilege is granted unless you refuse it. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

            REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.
            In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                                      Page 23

                               DISTRIBUTION PLAN
                             (INVESTOR SHARES ONLY)


        Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.

        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another.
                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The Fund declares daily and pays monthly dividends from its net investment income and distributes net realized capital gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Fund shares begin earning dividends on the day following the date of purchase. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class are calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class are borne exclusively by that Class. Investor shares will receive lower per share dividends than BASIC shares because of the higher expenses borne by the Investor shares. See "Expense Summary."

        Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares. Dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV.
        It is expected that the Fund will continue to qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent that its earnings and realized gains are distributed in accordance with applicable provisions of the Code.
        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), paid by the Fund are taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income to the extent of the Fund's earnings and profits whether received in cash or reinvested in additional Fund shares. Distribution s from the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long
                                      Page 24

the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
        Dividend distributions paid by the Fund to a non-resident foreign investor generally will be subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.
        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
        With respect to individual investors and certain non-qualified Retirement Plans, federal laws and regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, capital gain distributions and any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to such shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or that a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to federal, state or local taxes.
                                      Page 25

                             PERFORMANCE INFORMATION

        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Investor shares should be expected to be lower than that of BASIC shares. Performance for each Class will be calculated separately.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, the Lehman Brothers Government/Corporate Bond Index, CDA
Technologies Indexes, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The
Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                                      Page 26

                                GENERAL INFORMATION

        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is one of seventeen investment portfolios authorized by the Company's Board of Directors. The Fund's shares are classified into two Classes_Investor shares and BASIC shares. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund") without shareholder approval.

        The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                      Page 27

Bond Market
Index Fund

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                      310/710p081597
                                      Page 28






                       DREYFUS BOND MARKET INDEX FUND
                      INVESTOR SHARES AND BASIC SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1997
                         AS REVISED AUGUST 15, 1997





     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Bond Market Index Fund (formerly, the Laurel Bond Market Index
Fund) (the "Fund"), dated March 1, 1997, as revised August 15, 1997, as it may be further revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:



          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.
                       TABLE OF CONTENTS
                                                            Page
Investment Objective and Management Policies             B-2
Management of the Fund                                   B-9
Management Arrangements                                  B-15
Purchase of Fund Shares                                  B-16
Distribution Plan                                        B-17
Redemption of Fund Shares                                B-18
Shareholder Services                                     B-20
Determination of Net Asset Value                         B-23
Dividends, Other Distributions and Taxes                 B-24
Portfolio Transactions                                   B-26
Performance Information                                  B-27
Information About the Fund                               B-29
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors                B-30
Financial Statements                                     B-30
Appendix                                                 B-31
          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

     Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rates whenever a specified interest rate changes. The interest on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard such as the 90-day U.S. Treasury bill rate and may change daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed income obligations with a fixed interest rate.

     ECDs, ETDs and Yankee CDs. The Fund may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated time deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. These risks are discussed in the Prospectus.

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     Illiquid Securities. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.


     Mortgage Pass-Through Certificates. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.


     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.


     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, securities dealers and a variety of investors.


     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guaranty is solely the obligation of the FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.


     (4) Private issuer mortgage certificates are pass-through securities structured in a similar fashion to GNMA, FNMA and FHLMC certificates. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. Government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.


     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the underlying mortgages.



Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: this limitation shall not apply to standby commitments, and this limitation shall not apply to the Fund's transactions in futures contracts and options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.


                     MANAGEMENT OF THE FUND

                     PRINCIPAL SHAREHOLDERS


     The following shareholder(s) owned 5% or more of the outstanding Retail (currently BASIC) shares of the Fund at February 3, 1997: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 77% record.


     The following shareholder(s) owned 5% or more of the outstanding Institutional (currently Investor) shares of the Fund at February 3, 1997:
Donaldson, Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, 89% record.




                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                     DIRECTORS AND OFFICERS

     The Company has a Board composed of eleven Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk (*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Director of the Company; Professor of English and Vice
     President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 83 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.



o+FRANCIS P. BRENNAN.  Chairman of the Board of Directors and Assistant
     Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp. and Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 80 years old. Address:
     Massachusetts Business Development Corp., 50 Milk Street, Boston, Massachusetts 02109.



o* JOSEPH S. DiMARTINO. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company, and Staffing Resources, Inc., a temporary placement agency. Mr. DiMartino also serves as a director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor; and Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. Age:
     53 years old.  Address:  200 Park Avenue, New York, New York 10166.



o+JAMES M. FITZGIBBONS.  Director of the Company; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Director of the Company; Partner, Reed, Smith, Shaw &
     McClay (law firm). Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 69 years old. Address:
     204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o+ARTHUR L. GOESCHEL. Director of the Company; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 75 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.



o+KENNETH A. HIMMEL.  Director of the Company; Director, The Boston Company,
     Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Managing Partner, Franklin Federal Partners. Age: 51 years old. Address: Himmel and Company, Inc., 399 Boylston St., 11th Floor, Boston, Massachusetts 02116.



o*ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Director,
     Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 80 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Director of the Company; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 50 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.



o+JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor of
     Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Member of Advisory Committee on Decendents' Estate Laws of Pennsylvania. Age: 64 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224

o+ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures;
     Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 46 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


#MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April
     1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director of the Distributor (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 39 years old. Address: 60 State Street, Boston, Massachusetts 02109.



#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Company,
     The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at TBC. Prior to December 1991, Mr. Conroy attended Merrimack College where he received a bachelors degree in Business Administration. Age: 27 years old. Address: 60 State Street, Boston, Massachusetts 02109.

#RICHARD W. INGRAM.  Vice President and Assistant Treasurer of the Company,
     The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of TBC. Age: 40 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#MARK A. KARPE.  Vice President and Assistant Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since October 1996). Senior Paralegal of the Distributor. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. Age: 28 years old.
     Address: 200 Park Avenue, New York, New York 10166.



#ELIZABETH KEELEY.  Vice President and Assistant Secretary of the Company,
     The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Counsel of the Distributor. Prior to Septem ber 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARY A. NELSON.  Vice President and Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From September 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC. Age: 33 years old. Address: 60 State Street, Boston, Massachusetts 02109.



#JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary of the Distributor (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992).
     Age: 32 years old. Address:  60 State Street, Boston, Massachusetts
     02109.

#MICHAEL S. PETRUCELLI.  Vice President and Assistant Treasurer of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1997); Director of Strategic Client Initiatives for the Distributor. From December, 1989 through November, 1996 he was employed with GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. Age: 35 years old. Address: 200 Park Avenue, New York, New York 10166.

#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of the Distributor. From 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 34 years old.
     Address: 60 State Street, Boston, Massachusetts 02109.
__________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of February 3, 1997.

     No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.

     For the fiscal year ended October 31, 1996, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                    Total Compensation From the
                            Aggregate Compensation  Company and Fund Complex
Name of Board Member        From the Company #      Paid to Board Member****

Ruth M. Adams                $10,500                  $ 31,500

Francis P. Brennan*          $18,431.33               $ 70,000

Joseph S. DiMartino**        None                     $517,075***

James M. Fitzgibbons         $10,500                  $ 31,500

J. Tomlinson Fort**          None                     None

Arthur L. Goeschel           $10,833.33               $ 32,500

Kenneth A. Himmel            $10,250                  $ 30,750

Arch S. Jeffery**            None                     None

Stephen J. Lockwood          $10,500                  $ 31,500

John J. Sciullo              $10,833.33               $ 32,500

Roslyn M. Watson             $10,833.33               $ 32,500

# Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,920.43 for the Company.
* Compensation of Francis Brennan includes $25,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board. Effective May 1, 1996, the retainer was reduced from $75,000 to $25,000 annually.
** Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel Funds. For the fiscal year ended October 31, 1996, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $10,833.33, $10,833.33 and $10,833.33, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) were $32,500, $32,500 and $32,500, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $5,477.33 for expenses attributable to the Company's Board meetings ($5,477.33 is not included in the $12,920.43 above).
***Actual amounts for the year ending December 31, 1996.
****The Dreyfus Family of Funds consists of 152 mutual funds.


                    MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of the Lehman Brothers Government/Corporate Bond Index through the use of statistical procedures.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     For the last three fiscal years, the Fund has had the following expenses:

                         For the Fiscal Years Ended October 31,
                         1996      1995      1994*
Management fees (gross
  of waiver)                  $69,108   $25,294   $19,521
Expense Reimbursement from
investment manager              --        --      $57,622

* For the period from November 30, 1993 (commencement of operations) through October 31, 1994.



     Effective August 15, 1997, the Management Agreement was amended to reflect a reduction in the annual management fee payable by the Fund to Dreyfus from .40 of 1% to .15 of 1% of the value of the Fund's average daily net assets.




                    PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.
     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year in which the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                       DISTRIBUTION PLAN


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan (Investor Shares Only)."


     Investor shares are subject to fees for distribution and shareholder services.


     Distribution Plan--Investor Shares. The Securities and Exchange Commission (the "SEC") has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan (the "Plan"), and may enter into Agreements with Agents pursuant to its Plan.


     Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Fund's Investor shares.


     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding Investor shares of the Fund.


     For the fiscal year ended October 31, 1996, the Fund paid the Distributor and Dreyfus Service Corporation $5 and $431, respectively, pursuant to the Plan with respect to Investor shares.



     Frank Russell Investment Management Company served as the Fund's Administrator prior to September 23, 1994 and was paid $876 in fees by the Fund for the fiscal period ended October 31, 1994.


                   REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

               144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of certain other funds advised or administered by Dreyfus. Shares of the funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor, or an investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr Automated Telephone System) from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Fund shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of certain other eligible funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Fund shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction.
Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distri butions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


            DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     General. To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund--which is treated as a separate corporation for federal tax purposes--
(1) must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"),
(3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and
(iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between cer tain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain, (the excess of net long-term capital gain over net short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                     PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     During the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions on portfolio transactions. During the fiscal year ended October 31, 1995, the Fund paid brokerage commissions of $148 on portfolio transactions.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 1995 and October 31, 1996 were 40.16% and 42.65%, respectively.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for Investor shares for the period April 28, 1994 to October 31, 1996 was 19.47%. The Fund's total return for BASIC shares for the period November 30, 1993 to October 31, 1996 was 16.38%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     Average annual total return (expressed as a percentage) for the Investor shares of the Fund for each of the periods noted was:



                         Average Annual Total Return for the
                         Periods Ended October 31, 1996

                         1 Year         5 Years   10 Years  Inception


Investor Shares           4.36%            --        --       7.34%
                                                            (4/28/94)



Inception date appears in parentheses following the average annual total return since inception.


     Average annual total return (expressed as a percentage) for the BASIC shares of the Fund for each of the periods noted was:



                         Average Annual Total Return for the
                         Periods Ended October 31, 1996

                         1 Year         5 Years   10 Years  Inception


BASIC Shares             4.69%            --        --       5.34%
                                                           (11/30/93)



Inception date appears in parentheses following the average annual total return since inception.

     The Fund may also advertise yield from time to time. Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD = 2 [(a-b +1)6 -1]
                                 cd

           Where:    a    =    dividends and interest earned during the period;
                     b    =    expenses accrued for the period (net of
                               reimbursements);
                     c    =    average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends; and
                     d    =    the maximum offering price per share on the last
                               day of the period.

     The 30-day yield for each class of the Fund for the period ended October 31, 1996 was:


               Investor Shares          5.91%
               BASIC Shares             6.15%



     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Lehman Brothers Government Corporate Bond Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all of its shareholders.

   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                    AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus is located at One American Express Plaza, Providence, Rhode Island 02903 and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

     KPMG Peat Marwick LLP was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1997, providing audit services including (1) examination of the annual financial statements,
(2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                      FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1996, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference.
                            APPENDIX

               DESCRIPTIONS OF SECURITIES RATINGS


Municipal and Debt Instruments Ratings

     Moody's Investors Service, Inc. (Moody's):

     Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

     A -- Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

     Baa -- Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable on any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

     Standard & Poor's ("S&P"):

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it instantly exhibits adequate protection changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Commercial Paper Ratings

     Moody's:

     Commercial paper rated Prime by Moody's is based upon its evaluation of many factors including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

     Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

     S&P:

     Commercial paper rated by S&P has the following characteristics: liquidity ratios adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     Fitch Investors Service LLP ("Fitch"):

     Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     Phoenix Duff and Phelps Corp., Inc.:

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the
refinement of the traditional "1" category.   The majority of short-term debt
issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of "l+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

     Duff l+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     IBCA, Inc.:

     In addition to conducting a careful review of an institution's reports and publish figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time the company is informed of the ratings as a matter of courtesy, but not for discussion.

     Al+ -- Obligations supported by the highest capacity for timely repayment.

     Al -- Obligations supported by a very strong capacity for timely repayment.